Provision for Income Taxes Using Federal Statutory Rate (Detail) (USD $) In Millions, unless otherwise specified	12 Months Ended
	Dec. 31, 2013	Dec. 31, 2012	Dec. 31, 2011
Income Tax [Line Items]
Income tax provision at federal statutory rate	$ 672	$ 669	$ 782
States, net of federal benefit, and Puerto Rico	32	27	35
Tax exempt investment income	(26)	(26)	(25)
Nondeductible executive compensation	6	14	11
Other, net	6	5	13
Provision for income taxes	$ 690	$ 689	$ 816